UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        June 6, 2007

HEARTLAND PAYMENT SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51265	22-3755714
(State or other jurisdiction of	(Commission File No)	(I.R.S. Employer
incorporation or organization)	Number	Identification
Number

90 Nassau Street, Princeton, New Jersey 08542
(Address of principal executive offices) (Zip Code)

(609) 683-3831
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b) Departure of Directors or Principal Officers; Election of
Directors; Appointment of Principal Officers

On June 6, 2007, Brooks L. Terrell, a named executive officer of Heartland Payment Systems, Inc. (the “Company”), tendered his resignation as Chief Technology Officer of the Company effective August 31, 2007.

The Company issued a press release announcing Mr. Terrell’s resignation, which is attached as Exhibit 99.1 to this report and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Description

99.1	Press Release of the Company dated June 11, 2007

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 11, 2007	Heartland Payment Systems, Inc.

(Registrant)

By: /s/ CHARLES H.N. KALLENBACH

Charles H.N. Kallenbach General Counsel, Chief Legal Officer and Secretary